UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2013

Tessera Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the resignations of John B. Goodrich and Kevin G. Rivette from the board of directors (the “Board”) of Tessera Technologies, Inc. (the “Company”) reported previously on the Company’s Form 8-K dated February 22, 2013, which resignations became effective at the close of business on March 1, 2013, and to ensure a reasonable likelihood of a quorum at its future Board meetings, on February 27, 2013, the Board approved an amendment, effective on March 2, 2013, to the Company’s Amended and Restated Bylaws to decrease the size of the Board from eight (8) persons to six (6) persons.

The preceding discussion of the Company’s amendment to its Amended and Restated Bylaws is qualified by the text of the amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Bylaws, effective as of March 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2013

TESSERA TECHNOLOGIES, INC.

By:	/S/ C. RICHARD NEELY, JR.
Name:	C. Richard Neely, Jr.
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Bylaws, effective as of March 2, 2013